UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                   ----------


      Date of Report (Date of earliest event reported): July 18, 2007


                          PEOPLES BANCORPORATION, INC.




Incorporated under the    Commission File No. 000-20616      I.R.S. Employer
laws of South Carolina                                       Identification No.
                                                                 57-0951843




                              1818 East Main Street

                          Easley, South Carolina 29640

                            Telephone: (864) 859-2265

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

2007 Second Quarter Earnings

     Please see Exhibit 99 for the Registrant's 2007 Second Quarter Earnings release.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)  Exhibit 99 - Registrant's 2007 Second Quarter Earnings Release.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On July 19, 2007, the Board of Directors of the Company elected L. Andrew Westbrook, III, to the Company's Board of Directors. Mr. Westbrook is President of The Peoples National Bank and Bank of Anderson, N.A. There are no arrangements or understandings between Mr. Westbrook and any other persons pursuant to which he was elected a director, and no transactions are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Westbrook has not been appointed to any Committees of the Board of Directors. The Company's compensation arrangements with Mr. Westbrook were previously disclosed in the section "Management Compansation" of the Proxy Statement filed April 10, 2007, in connection with the Company's 2007 Annual Meeting of Shareholders, and such arrangements have not changed.













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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  PEOPLES BANCORPORATION, INC.
                                  (Registrant)



Date: July 19, 2007            By: /s/ Robert E. Dye, Jr.
                                  ----------------------------------------------
                                  Robert E. Dye, Jr.
                                  Senior Vice President (Principal Financial
                                   and Principal Accounting Officer)




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                                  EXHIBIT INDEX

Exhibit 99       Registrant's 2007 Second Quarter Earnings Release







































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